Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Second Quarter Ended June 25th, 2023

Cautionary Notes and Forward-Looking Statements ◼ Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. ◼ Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations. ◼ This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

Second Quarter 2023 Financial Review Main Indicators ($MM) Q2 2023 Q2 2022 Net Revenue 4,308.1 4,631.6 Gross Profit 278.4 676.8 SG&A 148.4 163.9 Operating Income 100.3 512.9 Net Interest 39.5 37.1 Net Income 60.9 362.0 Earnings Per Share (EPS) 0.25 1.50 Adjusted EBITDA* 248.7 623.3 Adjusted EBITDA Margin* 5.8% 13.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. In $MM U.S. EU MX Net Revenue 2,446.2 1,310.8 551.1 Adjusted Operating Income* 50.3 32.2 60.7 Adjusted Operating Income Margin* 2.1% 2.5% 11.0% Source: PPC 3 ▪ U.S.: Substantial year-over-year (YoY) decline in commodity market pricing impacted Big Bird business; however, significant quarter-over-quarter (QoQ) operating income improvement for the overall US business; UK/Europe: Significant year-over-year profit improvement due to actions taken to mitigate inflationary cost pressures; Mexico: YoY and QoQ profitability increases due to improved balance in supply / demand dynamic and dissipating live operations challenges. ▪ SG&A lower due to reduction in employee-related costs in the US and other cost efficiencies achieved in the US and UK/Europe; partially offset by an increase in legal settlement costs. ▪ Q2 2023 Adjusted EBITDA* YoY decrease driven by substantially lower US commodity market pricing; however, continued QoQ improvements in Adjusted EBITDA* due to benefits of our portfolio balance, Key Customer strategy, and geographic diversification.

Increased Corn Area Boost Supply Prospects


US Corn Stocks
(Million Bushels)
2,500
2,000
1,500
1,000
500
2,221
1,919
1,235
1,377
1,402
2,262
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24


US Corn Stocks/Use
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.5%
13.7%
8.3%
9.2%
10.2%
15.6%
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24

- USDA '22/23 ending stocks are up 4.5% since the end of Q1, largely a result of a competitively-priced Brazil crop working to ration U.S. corn export demand. Corn for Ethanol demand estimates also worked lower over time.
- The '23/24 balance sheet is beginning to take shape. On June 30th, USDA surprised the market expectations by increasing corn acres by 2.1M acres to 94.1M, up 5.5M acres YOY.
- Historically low May-June rainfall totals across much of the US corn belt led to price volatility throughout Q2. However, a change to a more active rain pattern across major production areas prior to key yield-determining stages of the crop worked to soften December corn prices approximately 12% across Q2.
- USDA reduced yield 4 bushels/acre from early-season estimates in the most recent WASDE, but given the additional acres, still showed a comfortable 2.2B bushel ending stocks estimate, a YOY stock build of 860M bu. Global ending stocks are estimated to grow 17.8M metric tons.
- Weather risk remains in play given the dry start to the crop, but the acreage increase and competitively-priced Brazilian corn have reduced supply-side risk for the '23/24 crop year.

Source: PPC

4

Soybean Dynamics


US Soybean Stocks
(Million Bushels)
1,000
900
800
700
600
500
400
300
200
100
0
909
525
257
274
255
300
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24


US Soybean Stocks/Use
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.9%
13.3%
5.7%
6.1%
5.9%
7.0%
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24

- U.S. '22/23 soybean ending stocks estimates have moved higher throughout Q2 as Brazil's record crop worked to ration some US export demand.
- The addition of corn acres in USDA's June 30th acreage report came at the expense of soybean acres. '23/24 soybean acres were reduced 4M acres to 83.5M. In March, USDA had reported intentions of 87.5M acres for the '23/24 crop, flat YOY.
- Soybean yields in the most recent WASDE were left unchanged from the previously reported 52 bushels/acre. The critical weather period for soybeans still lies ahead in August.
- With lower area and weather-dependent yields, the soybean balance sheet is quite dynamic. Price volatility is likely as production prospects take shape.
- U.S. biofuel policy is supportive to soybean oil demand, and crush industry expansion should keep US domestic meal demand well supplied.

Source: PPC

5

Fiscal Year 2023 Capital Spending ▪ Continued investment in strategic and automation projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) 6Source: PPC

- 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H e a d 2022 2023 5 Yr. Avg. ▪ Trailing 8-Month placements down 1.6% vs. year ago. Pullet Placements +0.1% Y/Y in Q2-2023; Down 1.9% YTD Intended Pullet Placements 7Source: USDA

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2022 2023 5 Yr. Avg. ▪ Broiler layer flock +3.3% YoY in Q2-23. ▪ Eggs/100 -2.1% YoY in Q2-23. Broiler Layer Flock Increased Y/Y In Q2; Eggs/100 Below Year Ago level 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 0 0 0 ) Broiler Type Hatching Layers 2022 2023 5 Yr. Avg. 8Source: USDA

Egg Sets +0.3% YoY in Q2-23; Hatchability Trended -0.9% YoY in Q2-23 9 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 T h o u s a n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 Source: USDA

10 Broiler Placements Down -0.8% Y/Y in Q2-23 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H e a d ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 Source: USDA

11 Industry Head Counts Continue to Shift Away From <4.25 and Growing in 4.26-6.25 LBS Range 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 29.9% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.8% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 25.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA

▪ Inventories increased mildly from end of Q1 through June. ▪ Breast meat inventories maintain elevated levels above 5-year average. ▪ Wing inventories in June below year ago levels. ▪ Dark meat inventories reduced -1.2% Y/Y in June driven by fewer LQs which decreased 8.4% Y/Y. ▪ Other category continues to be large contributor of Y/Y increases, up 13.4% Y/Y in June. 12 Industry Cold Storage Supplies Ended Q2 Above Historical Average 500,000,000 550,000,000 600,000,000 650,000,000 700,000,000 750,000,000 800,000,000 850,000,000 900,000,000 950,000,000 1,000,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Total Chicken Inventories 2022 2023 5 Yr. Avg. Source: USDA

13 Chicken Pricing Continues to Move Seasonally, But Below 5 Yr. Avg. 50 70 90 110 130 150 170 1 /6 2 /3 3 /3 3 /3 1 4 /2 8 5 /2 6 6 /2 3 7 /2 1 8 /1 8 9 /1 5 1 0 /1 3 1 1 /1 0 1 2 /8 C e n ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2021 2022 2023 Source: PPC, EMI

Prices Moving Seasonally, but Only LQ Above 5 Year Average; Wings Continue Below 5 Year Range 14 Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2021 2022 2023 15.00 25.00 35.00 45.00 55.00 65.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Leg Quarters 5 Year Range 5 Year Average 2021 2022 2023 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Whole Wings 5 Year Range 5 Year Average 2021 2022 2023 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Tenders 5 Year Range 5 Year Average 2021 2022 2023

15 WOG Values Moving Downward Seasonally 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 2 0 2/ 3 2/ 1 7 3/ 3 3/ 1 7 3/ 3 1 4/ 1 4 4/ 2 8 5/ 1 2 5/ 2 6 6/ 9 6/ 2 3 7/ 7 7/ 2 1 8/ 4 8/ 1 8 9/ 1 9/ 1 5 9/ 2 9 1 0 /1 3 1 0 /2 7 1 1 /1 0 1 1 /2 4 12 /8 1 2 /2 2 C e n ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2021 2022 2023 Source: EMI

APPENDIX

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) costs related to litigation settlements, (3) restructuring activities losses, (4) transaction costs related to acquisitions, (5) property insurance recoveries for Mayfield, Kentucky tornado property damage losses, and (6) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 25, 2023	June 26, 2022	June 25, 2023	June 26, 2022
	(In thousands)			
Net income	$ 60,908	$ 362,021	$ 66,539	$ 642,581
Add:				
Interest expense, net[(a)]	39,524	37,102	78,586	72,124
Income tax expense (benefit)	(15,225)	112,711	(24,065)	187,930
Depreciation and amortization	104,857	99,854	203,114	201,996
EBITDA	190,064	611,688	324,174	1,104,631
Add:				
Foreign currency transaction losses[(b)]	16,395	2,758	34,538	14,294
Litigation settlements[(c)]	13,000	8,482	24,200	8,982
Restructuring activities losses[(d)]	29,718	—	37,744	—
Transaction costs related to acquisitions[(e)]	—	255	—	972
Minus:				
Property insurance recoveries for Mayfield tornado losses[(f)]	—	—	19,086	3,815
Net income (loss) attributable to noncontrolling interest	452	(95)	896	27
Adjusted EBITDA	$ 248,725	$ 623,278	$ 400,674	$ 1,125,037

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.

(c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

(d) Restructuring activities losses are primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.

(e) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(f) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

18

Appendix: Reconciliation of LTM Adjusted EBITDA 19 The summary unaudited consolidated income statement data for the twelve months ended June 25, 2023 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 26, 2022 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 25, 2022 and (2) the applicable unaudited consolidated income statement data for the six months ended June 25, 2023. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended September 25, 2022 December 25, 2022 March 26, 2023 June 25, 2023 June 25, 2023 (In thousands) Net income (loss) $ 258,999 $ (155,042) $ 5,631 $ 60,908 $ 170,496 Add: Interest expense, net 34,222 37,298 39,062 39,524 150,106 Income tax expense (benefit) 65,749 25,256 (8,840) (15,225) 66,940 Depreciation and amortization 98,966 102,148 98,257 104,857 404,228 EBITDA 457,936 9,660 134,110 190,064 791,770 Add: Foreign currency transaction losses 54 16,469 18,143 16,395 51,061 Litigation settlements 19,300 5,804 11,200 13,000 49,304 Restructuring activities losses — 30,466 8,026 29,718 68,210 Transaction costs related to acquisitions — (24) — — (24) Minus: Property insurance recoveries for Mayfield tornado losses 16,182 (417) 19,086 — 34,851 Net income (loss) attributable to noncontrolling interest 647 (66) 444 452 1,477 Adjusted EBITDA $ 460,461 $ 62,858 $ 151,949 $ 248,725 $ 923,993 Source: PPC

Appendix: Reconciliation of EBITDA Margin 20 EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended June 25, 2023				Three Months Ended June 26, 2022			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ (21,335)	$ 11,929	$ 70,314	$ 60,908	$ 308,386	$ 12,111	$ 41,524	$ 362,021
Add:								
Interest expense, net[(a)]	43,538	(623)	(3,391)	39,524	35,944	454	704	37,102
Income tax expense (benefit)	(14,026)	(6,730)	5,531	(15,225)	102,557	(2,085)	12,239	112,711
Depreciation and amortization	63,759	35,279	5,819	104,857	59,987	33,710	6,157	99,854
EBITDA	71,936	39,855	78,273	190,064	506,874	44,190	60,624	611,688
Add:								
Foreign currency transaction losses (gains)[(b)]	28,546	(1,482)	(10,669)	16,395	5,272	(1,637)	(877)	2,758
Litigation settlements[(c)]	13,000	—	—	13,000	8,482	—	—	8,482
Restructuring activities losses[(d)]	—	29,718	—	29,718	—	—	—	—
Transaction costs related to acquisitions[(e)]	—	—	—	—	255	—	—	255
Minus:								
Property insurance recoveries for Mayfield tornado losses[(f)]	—	—	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	452	452	—	—	(95)	(95)
Adjusted EBITDA	$ 113,482	$ 68,091	$ 67,152	$ 248,725	$ 520,883	$ 42,553	$ 59,842	$ 623,278

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.
(d) Restructuring activities losses are primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.
(e) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(f) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment 22 (a) Interest expense, net, consists of interest expense less interest income. (b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income. (c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation. (d) Restructuring activities losses are primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment. (e) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions. (f) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 23 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: Source: PPC

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 24 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Six Months Ended June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 (In percent) GAAP operating income margin, U.S. operations 1.5% 15.6% 0.2% 14.7 % Litigation settlements 0.6% 0.3% 0.5% 0.2 % Transaction costs related to acquisitions — % — % — % — % Adjusted operating income margin, U.S. operations 2.1% 15.9% 0.7% 14.9 % Three Months Ended Six Months Ended June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 (In percent) GAAP operating income margin, U.K. and Europe operations 0.2% 0.6% 1.1% (0.6) % Litigation settlements — % — % — % — % Restructuring activities losses 2.3% — % 1.5% — % Adjusted operating income margin, U.K. and Europe operations 2.5% 0.6% 2.6% (0.6) % Three Months Ended Six Months Ended June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 (In percent) GAAP operating income margin, Mexico operations 11.0% 10.7% 9.1% 12.6 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations 11.0% 10.7% 9.1% 12.6 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 25 (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income (loss) attributable to Pilgrim's certain items of expense and deducting from Net income (loss) attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 (In thousands, except per share data) Net income attributable to Pilgrim's $ 60,456 $ 362,116 $ 65,643 $ 642,554 Add: Foreign currency transaction losses 16,395 2,758 34,538 14,294 Litigation settlements 13,000 8,482 24,200 8,982 Restructuring activities losses 29,718 — 37,744 — Transaction costs related to acquisitions — 255 — 972 Minus: Property insurance recoveries for Mayfield tornado losses — — 19,086 3,815 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 119,569 373,611 143,039 662,987 Net tax impact of adjustments(a) (14,306) (2,863) (18,729) (5,090) Adjusted net income attributable to Pilgrim's $ 105,263 $ 370,748 $ 124,310 $ 657,897 Weighted average diluted shares of common stock outstanding 237,209 240,973 237,186 242,637 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.44 $ 1.54 $ 0.52 $ 2.71 Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 26 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 25, 2023 June 26, 2022 June 25, 2023 June 26, 2022 (In thousands, except per share data) GAAP EPS $ 0.25 $ 1.50 $ 0.28 $ 2.65 Add: Foreign currency transaction losses 0.07 0.01 0.15 0.06 Litigation settlements 0.05 0.04 0.09 0.04 Restructuring activities losses 0.13 — 0.16 — Transaction costs related to acquisitions — — — — Minus: Property insurance recoveries for Mayfield tornado losses — — 0.08 0.02 Adjusted EPS before tax impact of adjustments 0.50 1.55 0.60 2.73 Net tax impact of adjustments(a) (0.06) (0.01) (0.08) (0.02) Adjusted EPS $ 0.44 $ 1.54 $ 0.52 $ 2.71 Weighted average diluted shares of common stock outstanding 237,209 240,973 237,186 242,637 Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 27Source: PPC